Section 906 Certifications
I, Jonathan S. Horwitz, the Principal Executive Officer of the Funds listed on Attachment A, certify that, to my knowledge:
1. The form N-CSR of the Funds listed on Attachment A for the period ended July 31, 2019 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended July 31, 2019 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.
Date: September 26, 2019
/s/ Jonathan S. Horwitz
______________________
Jonathan S. Horwitz
Principal Executive Officer
Section 906 Certifications
I, Janet C. Smith, the Principal Financial Officer of the Funds listed on Attachment A, certify that, to my knowledge:
1. The form N-CSR of the Funds listed on Attachment A for the period ended July 31, 2019 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended July 31, 2019 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.
Date: September 26, 2019
/s/ Janet C. Smith
______________________
Janet C. Smith
Principal Financial Officer
Attachment A
Period (s) ended July 31, 2019
Putnam AMT-Free Municipal Fund
George Putnam Balanced Fund
Putnam Growth Opportunities Fund
Putnam Premier Income Trust
Putnam Research Fund
Putnam Ultra Short Duration Income Fund
Putnam Short Term Investment Fund
Putnam Tax-Free High Yield Fund
Putnam RetirementReady Funds:
Putnam RetirementReady — 2060
Putnam RetirementReady — 2055
Putnam RetirementReady — 2050
Putnam RetirementReady — 2045
Putnam RetirementReady — 2040
Putnam RetirementReady — 2035
Putnam RetirementReady — 2030
Putnam RetirementReady — 2025
Putnam RetirementReady — 2020
Putnam Retirement Income Fund Lifestyle 1